Exhibit e

Form of Application

Application for Individual Life Insurance Notice of Insurance Information Practices
Ameritas Life Insurance Corp. ("Company") [P.O. Box 81889, Lincoln, NE 68501/800-255-9678, Fax 402-325-4154]

To issue an insurance policy we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. We may obtain information relating to any proposed insured's mental and physical health, general character and reputation, habits, finances, occupation, other insurance coverage, or participation in hazardous activities.

This information may be obtained from physicians, medical professionals, hospitals, clinics or other medical care institutions, or from MIB, Inc. ("MIB"), public records, consumer reporting agencies, financial sources, other insurance companies, agents, friends, neighbors and associates. We may obtain information through exchanges or correspondence, by telephone or by personal contact.

Information regarding your insurability or claims will be treated as confidential. The Company or its reinsurers may, however, make a brief report thereon to MIB, a not-for-profit- membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIG, upon request, will supply such company with the information in its file. Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the MIB's information office is [50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, telephone number (866) 692-601 (TTY 866-346-3642); website address www.mib.com.] The Company or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Furthermore, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, associates, or others with whom you are acquainted.

This inquiry and any subsequent investigative consumer report update which may also be requested includes information as to your character, general reputation, persona characteristics, and mode of living.

You have the right to be personally interviewed if we order an investigative consumer report. Please notify your agent if this is your wish. You are also entitled to receive a copy of the investigative consumer report whether or not an interview is conducted. You also have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.

To reduce costs and offer insurance coverage at the lowest possible premium, the Company may also use a Personal History Interview. A specially trained interviewer may call to discuss information contained in your application or to ask questions related to the underwriting of your insurance. We will attempt to conduct this telephone interview at your convenience and at a number you designate.

In the event of an adverse underwriting decision, upon written request, we will provide you with the specific reason in writing for that adverse underwriting decision.

As a general practice, we will not disclose personal information about you to anyone else without your consent, unless a legitimate business need exists or disclosure is required or permitted by law. A description of the circumstances under which information about you might be disclosed without your authorization will be sent to you upon request.

You have the right of access to personal information we maintain in our files and to request correction, amendment, or deletion of any information you believe to be incorrect. You may request a description of established procedures which will allow access to and correction of such personal information.

If you wish to have a more detailed explanation of our information practices, including your rights of access to and correction of personal information, please contact the Underwriting Department at the above address.

DETACH AND DELIVER TO PROPOSED INSURED BEFORE COMPLETION OF THE APPLICATION

AS 2550 9-19	09-13-19

Application for Individual Life Insurance 1010
Ameritas Life Insurance Corp. ("Company") [P.O. Box 81889, Lincoln, NE 68501/800-255-9678, Fax 402-325-4154]

Personal Information

1.Proposed Insured (One)

Name: ____________________________________________________Date of Birth: ______________ Sex: [ ] Male [ ] Female

Place of Birth: _______________________________________________________ Social Security/Tax ID No.: _________________

Driver’s License or other Government issued picture ID: ________________________________ State: _________________________

Home Address: _______________________________________________________________________Years at this Address: _____

City: ________________________________________________________ State: __________________________ ZIP: __________

Telephone (Preferred): __________________________________ (Alternate): ________________________ Best time to call: ______

If you are not available when we call, may we speak with your spouse? [ ] Yes [ ] No

Fax: __________________________________ E-mail: _____________________________________________________________

Residency Status: [ ] U.S. Resident [ ] Other: _______________________________________________________________________

Are you a U.S. Citizen? [ ] Yes [ ] No (If “No,” provide a copy of valid Passport and Visa)

Citizenship: ______________________ Visa Type:_ Visa #: ________________ Number of years residing in U.S.: _______________

Employer Name: ____________________________________________________________________________________________

Address: _______________________________ City: _________________________ State: _________ ZIP:____________________

Occupation: ____________________________________________________________________________ Years: ______________

Duties: ____________________________________________________________________________________________________

____________________________________________________________________________________________

2.Proposed Insured (Child)

Name: ___________________________________________________________________Relationship:_______________________

Date of Birth: _______________________________ Sex: [ ] Male [ ] Female Place of Birth: _______________________________

Social Security No.: _______________________________ Insurance in Force/Company: _________________________________

Driver’s License No.: ________________________________________________________________________________________

Name: ___________________________________________________________________Relationship:_______________________

Date of Birth: _______________________________ Sex: [ ] Male [ ] Female Place of Birth: _______________________________

Social Security No.: _______________________________ Insurance in Force/Company: _________________________________

Driver’s License No.: ________________________________________________________________________________________

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3.	Owner Information (One) (complete only if Owner is other than Proposed Insured)

[ ] Individual [ ] Trust (provide copy) [ ] Partnership ]Corporation – State or County of Incorporation: ___________________________

(For Trust, Partnership, or Corporation, complete IRS Form W-9; For Employer-Owned Life Insurance, complete Form UN 1166)

Full Name: ________________________________________ Relationship to Proposed Insured(s): __________________________

Trustee(s) Name: __________________________________________________________________________________________

Date of Birth or Date of Trust: ______________________________ Social Security/Tax ID No.: _____________________________

Driver’s License or other Government issued picture ID: ______________________________________ State: __________________

Address: ______________________________________ City: __________________ State: ______________ ZIP: _____________

Telephone: _____________________________ Fax: ______________________ E-mail: _________________________________

Residency Status: [ ] U.S. Resident [ ] Other: ______________________________________________________________________

Are you a U.S. Citizen? [ ] Yes [ ] No (If “No,” provide a copy of valid Passport and Visa; and complete applicable IRS Form W-8)

Citizenship: ______________________ Visa Type: _____________Visa #: ___________ Number of years residing in U.S.: _______

Multiple Ownership (indicate type) (indicate type and complete Section 5): [ ] Joint with Survivorship [ ] Tenants in Common

Successor Owner: Name: _____________________________________ Social Security/Tax ID No.: __________________________

____________________________________________________________________________________________

4.	Owner Information (Two) (complete only if Owner is other than Proposed Insured)

[ ] Individual [ ] Trust (provide copy) [ ] Partnership [ ] Corporation – State or County of Incorporation:_______________________

(For Trust, Partnership, or Corporation, complete IRS Form W-9; For Employer-Owned Life Insurance, complete Form UN 1166)

Full Name: ___________________________________________________ Relationship to Proposed Insured(s):_________________

Trustee(s) Name:____________________________________________________________________________________________

Date of Birth or Date of Trust: _____________________________________ Social Security/Tax ID No.:_______________________

Driver’s License or other Government issued picture ID: ______________________________________________ State:___________

Address: ______________________________________________ City: _____________________ State: _________ ZIP:________

Telephone:______________________________ Fax:_______________ E-mail: ________________________________________

Residency Status: [ ] U.S. Resident [ ] Other:______________________________________________________________________

Are you a U.S. Citizen? [ ] Yes [ ] No (If “No,” provide a copy of valid Passport and Visa; and complete applicable IRS Form W-8)

Citizenship: __________________ Visa Type:_____________ Visa #: ______________ Number of years residing in U.S.: ________

Successor Owner: Name: ___________________________________________ Social Security/Tax ID No.: ____________________

____________________________________________________________________________________________

5.	Beneficiary Information (subject to change by Owner)

Primary

Primary Beneficiary: ______________________________________________ Relationship to Proposed Insured:________________

Address: _____________________________________________ City: ________ State: _______ ZIP:____________________

Social Security/Tax ID: ____________________________________ Date of Birth or Date of Trust:_______________________

Primary Beneficiary: ______________________________________________ Relationship to Proposed Insured:_______________

Address: _____________________________________________ City:________________ State:_________ ZIP: __________

Social Security/Tax ID: ____________________________________ Date of Birth or Date of Trust: ______________________

Contingent

Contingent Beneficiary: ______________________________________________ Relationship to Proposed Insured:______________

Address: _____________________________________________ City: ________ State: _______ ZIP:____________________

Social Security/Tax ID: ____________________________________ Date of Birth or Date of Trust:_______________________

Contingent Beneficiary: ______________________________________________ Relationship to Proposed Insured:_____________

Address: _____________________________________________ City:________________ State:_________ ZIP: ___________

Social Security/Tax ID: ____________________________________ Date of Birth or Date of Trust: ______________________

AS 2550 9-19	Page 2	09-13-19

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Policy Details

6.	[Ameritas Advisor II VUL]

Specified Amount (base only)	$

Death Benefit Option:	Option A	Option B	Option C
	(Specified Amount)	(Specified Amount	(Specified Amount
		plus Account Value)	plus Return of Premium minus Partial Withdrawals)

Life Insurance Qualification Test:		GPT – Guideline Premium Test	CVAT – Cash Value
		(Default if no option is selected)	Test (Default if no option is selected)

Supplementary Benefits:

[	Children's Insurance Rider	$

	Waiver of Monthly Deduction Rider	]

Monthly Deduction Allocation:

If you have chosen the Individual Investment Option, do you want to select

A portfolio or portfolios from which to deduct your monthly expenses?

If "Yes," list portfolios(s) and/or Fixed Account and percentage allocated. If "No," then the expenses will be prorated form all funds. [ ] Yes [ ] No

Default is "No" if no option is selected.)

Portfolio	Percentage	Portfolio	Percentage
	%		%

		Total	100%

____________________________________________________________________________________________

7.	Payor Payor Information:	Insured	Owner	Other: (provide details)

Name:________________________________________________ Address:________________________________________

Relationship: _____________________ Purpose:_______________________________________________________________

Send Premium Notices to:	Residence	Business

Premium Frequency:	Annual	Semi-Annual	Quarterly	Electronic Fund Transfer (complete EFT form and provide voided check)

	Salary Allotment		Single Premium	Other:

Planned Periodic Premium (modal): $_____________________

Additional First-Year Premium (lump sum amounts):	$

	1035 Exchange	$	(complete Absolute Assignment Form)

Has any premium been given in connection with this application?	Yes $	(complete Temporary Insurance Agreement)

No

If this is a request for a one-time initial draft of the direct modal premium, check here [ ] and complete EFT form and provide voided check.

____________________________________________________________________________________________

8.	Insurance Suitability Questions

a.	DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND CASH VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND THAT THE DOLLAR AMOUNTS ARE NOT GUARANTEED?	Yes	No

b.	Do you believe that this policy will meet your insurance needs and financial objectives?	Yes	No
c.	Have you received a current copy of the Prospectus?	Yes	No

AS 2550 9-19	Page 3	09-13-19

1010

9.	Telephone Transfer Authorization If no election is made, the default will be "No."

Do you elect to have telephone transfer authorization?	Yes	No

I hereby authorize and direct the Company to make allowable transfers of funds or reallocation of premiums among available subaccounts based upon instructions received by telephone from: a) myself, as Owner; b) my Agent/Registered Representative; and c) the person(s) named below. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Company will employ reasonable procedures, including requiring the policy number to be stated, recording all instructions received by telephone, and mailing written confirmations. If the Company does not employ reasonable procedures to confirm that instructions communicated are genuine, the Company may be liable for any losses due to unauthorized or fraudulent instructions.

I understand: a) all telephone transactions will be recorded; and b) this authorization will remain in force until the authorization is revoked by either the Company or me. The revocation is effective when received in writing or by telephone by the other party.

____________________________________________________________________________________________

10.	Electronic Delivery Authorization If no election is made, the default will be "No."

Do you consent to electronic delivery of documents? [ ] Yes [ ] No

You have the right to revoke your consent at any time by calling us at the phone number provided on this application. Your consent will be effective until you revoke it.

Electronic delivery will include: policy and fund prospectuses; semi-annual and annual fund reports; quarterly policy reports; and additional documents as they become available in the future.

My e-mail address is: _______________________________________________________________________________________________

I (We) will notify the Company of any new e-mail address. I (We) understand that if consent for electronic delivery is given, but a legible e-mail address is not provided in this section, electronic delivery will not be initiated.

When documents are ready to be viewed electronically, you will receive an e-mail notification with a link to view the materials on our website.

Enrollment in this electronic delivery service requires that you have a personal computer with appropriate browser software, e-mail software, as well as communications access to the internet. While the Company provides such internet delivery free of charge, the size of the documents may be large. It is possible you could be charged by an Internet Service Provider or other party to receive or download such a document via the internet. Some documents are available as Portable Document Format (PDF) files requiring the use of Adobe Acrobat Reader software which is available on our website at no charge.

____________________________________________________________________________________________

AS 2550 9-19	Page 4	09-13-19

1010

11.	Allocation Among Investment Options

Individual Investment Options Use whole percentages only. Must total 100%

If Dollar cost Averaging, a portion must be invested in the Money Market Fund or Fixed Account (see prospectus for restrictions) and the Dollar Cost Averaging section of the [Optional Investment Strategies] form must be completed.

	[Vanguard ® VIF		Calvert Variable Series		FTVIPT Class 2
%	Balanced	%	VP SRI Balanced Class I	%	Templeton Global Bond VIP
%	Conservative Allocation
%	Diversified Value		Dimensional Fund Advisors		Invesco V.I. Series I
%	Equity Income	%	VA Equity Allocation	%	International Growth
%	Equity Index	%	VA Global Bond
%	Global Bond Index	%	VA Global Moderate Allocation		MFS® VIT Initial Class
%	Growth	%	VA International Small	%	Mid Cap Growth
%	High Yield Bond	%	VA International Value	%	Utilities
%	International	%	VA Short-Term Fixed
%	Mid-Cap Index	%	VA U.S. Large Value		MFS® VIT II Initial Class
%	Moderate Allocation	%	VA U.S. Targeted Value	%	Research International
%	Real Estate Index
%	Short-Term Investment-Grade		DWS VS I Class A		Morgan Stanley VIF Class I
%	Total Bond Market Index	%	Capital Growth VIP	%	Emerging Markets Equity
%	Total International Stock Market Index
%	Total Stock Market Index		DWS VS II Class A		PIMCO VIT Administrative Class
		%	International Growth VIP	%	CommodityRealReturn® Strategy
	American Century VP Class I	%	Small Mid Cap Value VIP	%	Total Return
%	Inflation Protection
%	Mid Cap Value		Fidelity® VIP Initial Class		Rydex
		%	Contrafund®	%	Guggenheim Long Short Equity
	American Funds IS	%	Equity-Income	%	Precious Metals
%	Blue Chip Income and Growth, Class 1%		Government Money Market
%	Growth, Class 1%		High Income		T. Rowe Price
%	Growth-Income, Class 1%		Investment Grade Bond	%	Blue Chip Growth
%	International, Class 1%		Mid Cap
		%	Overseas		Third Avenue
	Calvert Variable Products	%	Strategic Income	%	Value ]
%	VP EAFE International Index Class I
%	VP Russell 2000 Small Cap Index Class I				Ameritas Life
%	VP S&P 500 Index			%	Fixed Account
%	VP Volatility Managed Growth Class F			100%	TOTAL
%	VP Volatility Managed Moderate Growth Class F			(Whole percentages only/ must total 100%)
%	VP Volatility Managed Moderate Class F

12.	Existing and Pending Insurance – Proposed Insured(s)
		Proposed Insured One	Proposed Insured Child
a.	Total insurance in force on the Proposed Insured(s)…………………………………………………………	$	$
b.	Total insurance currently pending with all companies, including this application. ………………………..	$	$
c.	Of the above pending amount, how much do you intend to accept? ………………………………………	$	$
d.	Provide information for each policy in force on the Proposed Insured(s), (attach additional page if necessary)

Proposed Insured: [ ] One [ ] Child

Company: _________________________________________________________ Group, Personal or Business: ________________

Issue Date: ____________________________ To Remain in Force? [ ] Yes [ ] No Face Amount: $

Proposed Insured: [ ] One [ ] Child

Company: _________________________________________________________ Group, Personal or Business: ________________

Issue Date: ____________________________ To Remain in Force? [ ] Yes [ ] No Face Amount: $

Proposed Insured: [ ] One [ ] Child

Company: _________________________________________________________ Group, Personal or Business: ________________

Issue Date: ____________________________ To Remain in Force? [ ] Yes [ ] No Face Amount: $

AS 2550 9-19	Page 5	09-13-19

1010
Financial Information

____________________________________________________________________________________________

13.	Financial Questions
a.	Purpose of Insurance: ____________________________________________________________________________________
b.	In the last 5 years, has either of the Proposed Insured(s) or the business had any major financial problems (bankruptcy, etc.)? [ ] Yes [ } No
(if "Yes," give details) ________________________________________________________________________

		Proposed Insured One	Proposed Insured Child
c.	Gross annual earned income (salary, commissions, bonuses, etc.)……………………………….	$	$
d.	Gross annual unearned income (dividend, interest, net real estate income, etc.) ………………..	$	$
e.	Household net worth: $_______________)
f.	If Owner, other than the proposed insured, is an individual:
Net Worth: $ ________________________ Net Annual Income: $ ______________ Total Family Income: $ ________________
g.	If proposed insured is under 18 years of age: Estimate parent's Net Worth: $______________________
Estimate parents' Income $________________________ Amount of insurance in force on life of parents: $___________________

____________________________________________________________________________________________

14.	Source of Premiums (check one or more)
[ ] Current Income [ ] Securities [ ] 1035 Exchange [ ] Insurance/Annuities (Loans/Withdrawals)
[ ] Insurance or annuity maturity value or death benefit [ ] Rollover/Transfer of 401(k), Pension Funds or Qualified Funds [ ] Cash Savings
[ ] Relative [ ] Sale of personal property or real estate [ ] Employer [ ] Premium Finance [ ] Other: ____________________

____________________________________________________________________________________________

15.	Statement of Intent
a.	Have you ever sold, assigned, or pledged as collateral a life insurance policy, or an interest in a life insurance policy? [ ] Yes [ ] No

(if "Yes," give details) ________________________________________________________________________________

b.       Is there, or will there be, any agreement or understanding that provides for a party, other than the Owner,

to obtain any interest in any policy issued on the life of the proposed insured as a result of this application? [ ] Yes [ ] No

c.       Will the premiums be financed through a loan? [ ] Yes [ ] No (if "Yes," list: lender, duration of loan, and collateral required)

_____________________________________________________________________________________________________

d.       Will any entity other than a life insurance company be medically evaluating the proposed insured either to obtain financing or to determine life expectancy? [ ] Yes [ ] No (if "Yes," give details")

_____________________________________________________________________________________________________

e.       Will the policy, if issued, be placed in a trust? [ ] Yes [ ] No (if "Yes," give details and provide copy of trust)

_____________________________________________________________________________________________________

f.       Will a captive insurance company own, control or benefit from this policy in any way? [ ] Yes [ ] No

g.       Will the source of any portion of the premium payments be assets of, or from contributions to, a captive insurance company? [ ] Yes [ ] No

____________________________________________________________________________________________

16.	Business Insurance (complete for ALL Business Owned Insurance)

		Current Year	Previous Year
a.	Assets……………………………………………………………..	$	$
b.	Liabilities…………………………………………………………..	$	$
c.	Gross Sales……………………………………………………….	$	$
d.	Net income after taxes…………………………………………..	$	$
e.	Fair market Value of the business………………………………	$	$
f.	What percentage of the business is owned by Proposed Insured(s) _________________%
g.	Are other partners/owners/executives being insured? [ ] Yes [ ] No (if "Yes," give details)

AS 2550 9-19	Page 6	09-13-19

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Financial Information (continued)

____________________________________________________________________________________________

17.	Existing Insurance (Replacement)

a.	Do you have any existing life insurance policies or annuity contracts? [ ] Yes [ ] No

(if "Yes," complete a Replacement Notice if required by State Law)

b.	Will any life insurance policy or annuity contract presently in force with this or any other company be discontinued, reduced, changed, or replaced if insurance now applied for is issued? [ ] Yes [ ] No (if "Yes," give details)

Company: _____________________________________________________________ Policy No.: ______________________

Amount: $________________________ Date: ______________________ Type of Policy: ____________________________

Company: _____________________________________________________________ Policy No.: ______________________

Amount: $________________________ Date: ______________________ Type of Policy: ____________________________

____________________________________________________________________________________________

18.	Lifestyle Questions (please provide details for "Yes" answers)
	Has any person proposed coverage::	Proposed Insured	Proposed Insured
		One	Child

a..	Used tobacco or nicotine products in any form within the last five years?.............................................	Yes	No	Yes	No
(in Details, provide dates and type: cigarettes, e-cigarettes, cigars, cigarillos, a pipe, chewing tobacco, nicotine patches, gum, etc.)

b.	Ever applied for insurance or reinstatement which has been: declined, postponed,
	Rated, modified; or had any such insurance canceled or a renewal premium refused?.............	Yes	No	Yes	No
(in Details, provide date, reason, and company name)

c.	Received or claimed: indemnity, benefits, or a payment for any injury, sickness or
	Impaired condition within the last five years?.............................................................................	Yes	No	Yes	No

d.	Ever made any flights, or intend to within the next two years, as: a pilot, student pilot,
	Or crew member of any aircraft?................................................................................................	Yes	No	Yes	No
(if "Yes," complete Aviation Questionnaire

e.	Been convicted of a moving traffic violation, had any traffic accidents in which you were
	Found to be at fault, or had a driver's license revoked or suspended within the past five years?	Yes	No	Yes	No

f.	Plead guilty to, convicted of, or currently have a charge pending for the violation of any criminal law?	Yes	No	Yes	No

g.	In the next year, any intention of traveling outside of the U.S. or Canada, or residing outside of the U.S.?	Yes	No	Yes	No

h.	Belong to or have entered a written agreement to become a member of:
	any active or reserve military, naval, aeronautic organization?.....................................................	Yes	No	Yes	No
(if "Yes," complete Military Service Questionnaire)

i.	Engaged in or plan to engage in, within the next two years, any form of the following: …………	Yes	No	Yes	No
(if "Yes," check all boxes below that apply and complete appropriate forms(s))
[ ] Martial Arts [ ] Motorized racing [ ] Mountain climbing [ ] Parachuting/Skydiving [ ] Scuba diving
[ ] Other ______________________________________________________________________________________________

Proposed Insured One – Details for any "Yes" answers to Lifestyle Questions: (indicate question letter and timeframe)

Proposed Insured Child(ren) – Details for any "Yes" answers to Lifestyle Questions: (indicate question letter and timeframe)

AS 2550 9-19	Page 7	09-13-19

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19.	Health Questions

Has any proposed insured ever been told by a member of the medical profession that they have, or been diagnosed with or treated for diabetes, hear disease, stroke or cancer?

Proposed Insured One	Yes	No	Name and address of personal or attending physician

Telephone:		Date last consulted:

Proposed Insured Child(ren)	Yes	No	Name and address of personal or attending physician

Telephone:		Date last consulted:

____________________________________________________________________________________________

20.	Fraud Notice
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

____________________________________________________________________________________________

22.	Agreement
The undersigned represent that their statements in this application and Part II, if such Part II is required by the Company are true and complete to the best of their knowledge and belief. It is agreed that:
	a.	the only statements to be considered as the basis of the policy are those contained in the application or in any amendment to the application;
	b.	any prepayment made with this application will be subject to the provisions of the TEMPORARY INSURANCE AGREEMENT;
	c.	If there is no prepayment made with this application, the policy will not take effect until:
		1.	The first premium is paid during the lifetime of the proposed insured(s) and while his/her health and the facts and other conditions affecting their insurability remain as described in this application and Part II, if required; and
		2.	the policy is delivered to the Owner;
	d.	no one except the President, a Vice President, the Secretary, or an Assistant Secretary can make, alter or discharge contracts or waive the Company's rights or requirements; and
	e.	this application was signed and dated in the state indicated.

Dated at:
	City	State	Month	Day	Year

Print or Type Proposed Insured Name	Print or Type Insurance Producer Name

	Producer No.	Sit. Code	% Split
X
Signature of Proposed Insured	X
(or Personal Representative if proposed insured is a minor)	Signature of Insurance Producer	Producer State Lic. No.

Print or Type Owner if Not Proposed Insured	Agency Name	Agency No.

X
Signature of Owner if Not Proposed Insured

Print or Type Insurance Producer Name
Print or Type Owner if Not Proposed Insured
	Producer No.	Sit. Code	% Split

X	X
Signature of Owner if Not Proposed Insured	Signature of Insurance Producer	Producer State Lic. No.

	Agency Name	Agency No.
AS 2550 9-19	Page 8	09-13-19

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23.	Authorization to Obtain and Disclose Information

I authorize any health care providers, pharmacy benefit manager, hospitals, insurers, consumer reporting agency, government agency, financial institution, and/or account ting, educational institution, or employer; having data or acts about the proposed insured's or claimant's physical or mental condition, medical care, advice, treatment, the use of drugs, alcohol, or tobacco, HIV, AIDS and sexually transmitted diseases, prescription drug records, financial status, education records, or employment status or other relevant data or facts about the proposed insured or claimant; including wage and earnings, or data or facts with respect to other insurance coverage; to give all data or fats to the Company, its reinsurers, or any other agent or agency acting on the Company's behalf.

I authorize MIB, Inc., and any MIB member insurer, to provide any medical or personal information that it has about me to the Company, its reinsurers or any MIB-authorized third-party administrator performing underwriting services on the Company's behalf. I also authorize the Company, its reinsurers or authorized third-party administrator, to make a brief report of my protected health information to MIB, Inc.

Data or facts obtained will be released only: (1) to reinsurers; (2) to persons performing business duties as directed or contracted for by the Company related to the proposed insured's application or claim or other insurance-related functions; (3) as permitted or required by law; (4) to government officials when necessary to prevent or prosecute fraud or other illegal acts; and (5) to any person or entity having an authorization expressly permitting the disclosure. I acknowledge and agree that the personal data or facts used or disclosed under this authorization may be subject to redisclosure and no longer protected by federal privacy regulations.

I acknowledge and agree that the above data and facts will be used to: (1) underwrite an application for coverage; (2) obtain reinsurance; (3) resolve or contest any issues of incomplete, incorrect, or misrepresented information on the application identified above which may arise during the processing or review of the application, or any other application for insurance; (4) administer coverage and claims; and (5) complete a consumer report, investigative consumer report or telephone interview about the proposed insured or claimant.

I agree that this authorization is valid for such time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I also agree that a copy is as valid as the original. I, or my authorized representative, am entitled to a copy. For purposes of collecting data or facts relating to a claim for benefits, this authorization is valid for the duration of the claim. I understand that: (1) I can revoke this authorization at any time by giving written request to the Company; (2) revoking this authorization will not affect any prior action taken by the Company in reliance upon this authorization; and (3) failing to sign, or revoking this authorization may impair the Company's ability to process my application or evaluate my claim and may be a basis for denying this application or a claim for benefits.

I acknowledge receipt of Notice of Insurance Information Practices.

Dated at:
	City	State	Month	Day	Year

Print or type Proposed Insured Name	Print or Type Name of Personal Representative of Proposed Insured

X
Signature of Proposed Insured	Signature of Personal Representative of Proposed Insured

Description of Authority of Personal Representative (Parent, Legal Guardian, Attorney-in-Fact) (attach documentation in support of your authority)

This Authorization complies with the HIPAA Privacy Rules.

AS 2550 9-19	Page 9	09-13-19